UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017 (May 25, 2017)

GP INVESTMENTS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 E. 52nd Street, Suite 5003
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-4340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 23, 2017, the shareholders of GP Investments Acquisition Corp. (the “Company) approved the amendment of the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem all of the Company’s ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on May 26, 2015, from May 26, 2017 to November 27, 2017 (the “Extension”).

Amendment No. 1 to the Investment Management Trust Agreement

On May 25, 2017, the Company and Continental Stock Transfer & Trust Company entered into Amendment No. 1 (the “Investment Management Trust Agreement Amendment”) to the Investment Management Trust Agreement dated May 19, 2015 (the “Investment Management Trust Agreement”). The purpose of the Investment Management Trust Agreement Amendment is to amend the Investment Management Trust Agreement in order to reflect the fact that the Extension has occurred.

The foregoing description of the Investment Management Trust Agreement Amendment is not complete and is subject to and qualified in its entirety by reference to the Investment Management Trust Agreement Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Amendment No. 1 to Securities Escrow Agreement

On May 30, 2017, the Company, Continental Stock Transfer & Trust Company, GPIC, Ltd, GPIAC, LLC, Fernando d’Ornellas Silva and Christopher Brotchie entered into Amendment No. 1 (the “Securities Escrow Agreement Amendment”) to the Securities Escrow Agreement dated May 19, 2015 (the “Securities Escrow Agreement”). Citigroup Global Markets, Inc. executed the Securities Escrow Agreement Amendment solely for the purposes of consenting to the entry into of the Securities Escrow Agreement Amendment by the parties thereto. The purpose of the Securities Escrow Agreement Amendment is to amend the Securities Escrow Agreement in order to reflect the fact that the Extension has occurred.

The foregoing description of the Securities Escrow Agreement Amendment is not complete and is subject to and qualified in its entirety by reference to the Securities Escrow Agreement Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Amendment No. 1 to the Investment Management Trust Agreement dated May 19, 2015, dated May 25, 2017, entered into between GP Investments Acquisition Corp. and Continental Stock Transfer & Trust Company.

10.2	Amendment No. 1 to the Securities Escrow Agreement dated May 19, 2015, dated May 30, 2017, entered into between GP Investments Acquisition Corp., GPIC, Ltd, GPIAC, LLC, Fernando d’Ornellas Silva and Christopher Brotchie.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP Investments Acquisition Corp.

Date: May 30, 2017	By:	/s/ Antonio Bonchristiano
	Name:	Antonio Bonchristiano
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amendment No. 1 to the Investment Management Trust Agreement dated May 19, 2015, dated May 25, 2017, entered into between GP Investments Acquisition Corp. and Continental Stock Transfer & Trust Company.

10.2	Amendment No. 1 to the Securities Escrow Agreement dated May 19, 2015, dated May 30, 2017, entered into between GP Investments Acquisition Corp., GPIC, Ltd, GPIAC, LLC, Fernando d’Ornellas Silva and Christopher Brotchie.